                                                                    EXHIBIT 99.1





           FOURTH AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY
                 AGREEMENT AND FORBEARANCE AGREEMENT EXTENSION

                  This is a Fourth Amendment to Amended and Restated Loan and Security Agreement and Forbearance Agreement Extension (this "Agreement") made this __ day of November, 2002, effective October 31, 2002, among HOLIDAY RV SUPERSTORES, INC., ("Holiday RV" or "Parent") a Delaware corporation, HOLIDAY RV SUPERSTORES OF SOUTH CAROLINA, INC., a South Carolina corporation, HOLIDAY RV SUPERSTORES WEST, INC., a California corporation, COUNTY LINE SELECT CARS, INC., a Florida corporation, ("County Line"), HALL ENTERPRISES, INC., a Kentucky corporation, and HOLIDAY RV SUPERSTORES OF NEW MEXICO, INC., a New Mexico corporation (singularly, a "Borrower" and collectively, "Borrowers"); HOLIDAY RV RENTAL/LEASING, INC., a Florida corporation, LITTLE VALLEY AUTO & RV SALES, INC., a West Virginia corporation, HOLIDAY RV ASSURANCE SERVICE, INC., F/K/A HOLIDAY RV ASSURANCE CORPORATION, a Florida corporation, HALL ENTERPRISES, INC., a Kentucky corporation, RECREATION USA INSURANCE CORPORATION, a Florida corporation, and HOLIDAY RV'S INSURANCE AGENCY, INC., an Arizona corporation (singularly, a "Guarantor" and collectively "Guarantors"); and BANC OF AMERICA SPECIALTY FINANCE, INC., a North Carolina corporation ("Specialty") and BANK OF AMERICA, N.A., a national banking association (the "Bank") (together, "Lender").


                                    RECITALS

                  WHEREAS, prior to March 8, 2001, Borrowers and Guarantors and Lender and/or its predecessors were parties to certain credit facilities.

                  WHEREAS, Borrowers requested an amended and restated credit facility from Lender, and on about March 8, 2001, Borrowers and Guarantors entered into that certain Amended and Restated Loan and Security Agreement.

                  WHEREAS, on or about June 18, 2001, Lender, Borrowers and Guarantors entered into a First Amendment to the Amended and Restated Loan and Security Agreement.

                  WHEREAS, on about January 10, 2002, Lender and Borrowers and Guarantors entered into that certain Second Amended and Restated Loan and Security Agreement and Forbearance Agreement.

                  WHEREAS, on about March 15, 2002, Lender and Borrowers and Guarantors entered into that certain Third Amended and Restated Loan and Security Agreement and Forbearance Agreement.

                  WHEREAS, all capitalized terms used herein and not otherwise defined shall have the meanings given in the Amended and Restated Loan and Security Agreement, First Amendment to the Amended and Restated Loan and Security Agreement, the Second Amendment to the Amended and Restated Loan and Security Agreement and Forbearance Agreement, and Third Amendment to Amended and Restated Loan and Security Agreement and Forbearance Agreement (collectively, the "Amended Loan Agreement").

                  WHEREAS, pursuant to the terms of the Third Amendment to Amended and Restated Loan and Security Agreement and Forbearance Agreement (the "Third Amendment"), all sums due Lender under the Loan Documents became fully due and payable on October 31, 2002, and at that time, Lenders' obligation to advance any funds to any Borrowers or forebear from enforcing rights and remedies also terminated.

                  WHEREAS, the term "Loan Documents" shall include this Agreement and the Third Amendment, and Borrowers and Guarantors reaffirm the Recitals contained therein.

                  WHEREAS, as of October 31, 2002, the following principal and non-default interest was due Lender under the Loan Documents:


         Principal                          $16,398,922.00
         Unfunded Approvals                  $1,766,977.00
         Interest at non-default rate          $119,646.83 (paid 11/1/02)
         Due Commitment Fee                    $100,000.00 (paid 11/1/01)

                  WHEREAS, the above-stated amounts of principal and interest plus all other sums due under the Loan Documents, including attorneys' fees and costs incurred as a result of the expiration of the Third Amendment and negotiation, drafting and closing of this Agreement, or otherwise shall be collectively called the "Liabilities." The Liabilities continue to be secured by the Collateral.

                  WHEREAS, AGHI Finance Co, LLC (the "Subordinated Creditor"), Lender, Borrowers, and Guarantors entered an Intercreditor and Subordination Agreement dated March 15, 2002 (the "Intercreditor Agreement") and contemporaneously the Subordinated Creditor, Borrowers and Guarantors entered into various subordinated loan agreements, including a promissory note and security agreement relating, inter alia, to the Collateral, together with ancillary documents, including warrants and a registration rights agreement pertaining to shares issued upon the exercise thereof (the "Subordinated Credit Documents").

                  WHEREAS, Stephen Adams is the beneficial owner of the Subordinated Creditor.

                  WHEREAS, Lender has valid, perfected first liens and security interests in the Collateral.

                  WHEREAS, as of October 31 2002, the approximate principal amount of $1,600,000.00 is due and owing under the Subordinated Credit Documents.



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

                  WHEREAS, the above-stated amounts of principal and interest plus all other sums due to the Subordinated Creditor under the Subordinated Credit Documents or otherwise shall be collectively called the "Subordinated Liabilities."

                  WHEREAS, on or about March 18, 2002, Stephen Adams, as trustee of the Stephen Adams Living Trust under Trust Agreement dated September 15, 1997 (the "Preferred Shareholder") and Holiday RV entered into a Securities Purchase Agreement relating to the Series AA-2 Preferred stock of Holiday RV(the "Series AA-2 Purchase Agreement") together with ancillary agreements, including warrants and a registration rights agreement (the "Series AA-2 Other Agreements").

                  WHEREAS, prior to March 18, 2002, the Preferred Shareholder and Holiday RV had entered into another Securities Purchase Agreement relating to the Series A Preferred stock of Holiday RV (the "Series A Purchase Agreement") together with ancillary agreements, including warrants and a registration rights agreement (the "Series A Other Agreements").

                  WHEREAS, all sums or amounts due to the Preferred Shareholder or any other shareholder of Holiday RV from any of the Borrowers or Guarantors pursuant to the Series AA-2 Purchase Agreement, Series AA-2 Other Agreements, Series A Purchase Agreement, and Series A Other Agreements, as any of the foregoing are amended, or otherwise, are collectively called the "Subordinated Equity Obligations."

                  WHEREAS, as of October 9, 2002, the Subordinated Creditor, Holiday RV, the Preferred Shareholder entered into Amendment No. 1 to Loan and Security Agreement and Related Documents in connection with the Subordinated Credit Documents, in which the Preferred Shareholder advanced funds to Holiday RV (the "Subordinated Loan Amendment").

                  WHEREAS, pursuant to the terms of the Third Amendment, all sums due Lender under the Loan Documents became fully due and payable on October 31, 2002, and at that time, Lenders' obligation to advance any funds to any Borrowers or forebear from enforcing rights and remedies also terminated.

                  WHEREAS, the Preferred Shareholder and Subordinated Creditor intend to advance additional funds to Holiday RV under another amendment to the Subordinated Credit Documents in connection with the Borrowers and Guarantors entering into this Agreement (the "Second Subordinated Loan Amendment"). The Subordinated Credit Documents, Subordinated Loan Amendment, Second Subordinated Loan Amendment, and all other agreements or documents evidencing or creating any obligations from any of the Borrowers or Guarantors to the Subordinated Creditor or Preferred Shareholder are collectively called herein the "Subordinated Credit Documents."

                  WHEREAS AGI Holding Corp., a Delaware corporation ("AGI Holding"), an affiliate of the Preferred Shareholder and the Subordinated Creditor, has agreed to make an investment in and subordinated loan to Holiday RV.



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

                  WHEREAS, Stephen Adams, the trustee of the Preferred Shareholder and beneficial owner of the Subordinated Creditor, is also the sole director, Chairman and beneficial owner of AGI Holding.

                  WHEREAS, Borrowers and Guarantors have represented to Lender that they are in the process of attempting to refinance the Loans with one or more third party lenders and they and the Subordinated Creditor, Preferred Shareholder, AGI Holding have requested that Lender again temporarily forbear from enforcing it rights and remedies, notwithstanding the admitted maturity of the Liabilities, and previous acknowledged defaults, and prior forbearances by Lender to provide them an opportunity to permit such refinancing.

                  WHEREAS, Lender is willing to forbear and extend the credit facility under the Loan Documents on a revolving basis credit on certain terms and conditions.

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrowers and Guarantors hereby agree with Lender as follows:

                                    AGREEMENT

                         ARTICLE I - GENERAL PROVISIONS

                  1.1. RECITALS. The above Recitals are incorporated herein as if fully set out below.

                  1.2. NO NOVATION. This Agreement does not novate or supercede the Loan Documents and only supplements them, and Borrowers and Guarantors reaffirm and ratify the terms, conditions and covenants of the Loan Documents, including but not limited to the Amended Loan Agreement, and the liens and security interests granted therein and agree that, except as expressly otherwise provided herein, their terms, conditions, and covenants shall remain in full force and effect.

                  1.3. ACKNOWLEDGEMENTS.

                       (a) Borrowers and Guarantors acknowledge that material
                  defaults under the Loan Documents have occurred and are continuing and that they have been given proper notice of the defaults under the Loan Documents and that Lender's entering into this Agreement shall not constitute waiver or excuse of the same by Lender.

                       (b) Borrowers and Guarantors acknowledge and agree that,
                  by virtue of the occurrence of such defaults and the maturity of the Liabilities, Lender would be entitled to immediate possession of the Collateral or to foreclose the same, and to sell, lease, liquidate or otherwise dispose of such Collateral as permitted by the Loan Documents and this Agreement and applicable law and apply the proceeds of such disposition to the Liabilities of Borrowers or Guarantors to Lender under their respective Loan Documents without regard to any claim for marshalling or the application of any election of remedies principles, including but not limited to the "single action rule" or "security first" rule of any particular state.

                       (c) All amounts outstanding under the Loan Documents and
                  this Agreement shall be and are secured by a first lien and security interest in all of the property pledged to Lender by the Borrowers and Guarantors, including but not limited to the Collateral, Pledged CD (until it is liquidated as contemplated herein), Deposit Accounts, Inventory, Equipment, Fixtures, Accounts, Chattel Paper, and the replacements, substitutions, additions and proceeds thereof. The parties acknowledge that the Las Cruces Property and Tampa Property no longer are collateral for the obligations under the Loan Documents due to the previous release of the same by Lender in exchange for certain payments.

                  1.4. RELEASE AND WAIVER. Borrowers and Guarantors acknowledge and agree that the obligations of Borrowers and Guarantors under the Loan Documents are the valid and binding obligations of each such Borrower and Guarantor. Further, each of Borrowers and Guarantors represent and warrant that, as of the date hereof, there is no claim, counterclaim, setoff, or defense to the Loan Documents or Lender's exercise of any right or remedy available to Lender under any Loan Documents or at law or in equity. Borrowers and Guarantors waive and affirmatively agree not to allege or otherwise pursue any and every defense, affirmative defense, counterclaim, cause of action, setoff or other right that they have or may have as of the date hereof, whether known or unknown, legal or equitable, including, without limitation, any contest of (a) any defaults; (b) any provisions of any Loan Documents; (c) the right of Lender to all of the Collateral and all products and proceeds thereof; (d) the security interest of Lender in any property, whether real or personal, tangible or intangible, or any right or other interest, now or hereafter arising in connection with the Collateral; or (e) the conduct of Lender in administering any financing arrangement by and among Borrowers, Guarantors and Lender, or any of them.

                  1.5. CORPORATE AUTHORIZATION. Each of Borrowers and Guarantors represents and warrants that it has taken all corporate action, including any approval of its respective shareholders and directors, necessary to its execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and the performance of their respective obligations hereunder, and each of them has entered into this Agreement fully understanding its terms and conditions and voluntarily and without duress and with the advice of counsel.



                  [Remainder of Page Intentionally Left Blank]

                       ARTICLE II - FORBEARANCE BY LENDER

                  2.1. GENERALLY. Subject to strict compliance by Borrowers and Guarantors with the terms of this Agreement and there being no further material defaults under the Loan Documents and none of Borrowers or Guarantors have commenced or have commenced against them any insolvency proceeding or have instituted against Lender any legal proceedings, Lender agrees to forebear from enforcing any of its rights and remedies through December 13, 2002 at 5:00 p.m. (eastern standard time) (the "Extension Date"). Absent Lender's execution of a written agreement further extending the forbearance beyond the Extension Date (Borrowers and Guarantors acknowledge that Lender has no obligation whatsoever to extend the same), all sums due and owing Lender at that time, including all amounts due under the Loan Documents and this Agreement shall be fully due and payable without further notice or demand and Lender shall be entitled to exercise all of its rights and remedies under the Loan Documents, this Agreement, at law and in equity. However, the forbearance provided under this Agreement shall automatically terminate for the same reasons provided in the Amended Loan Agreement for termination of prior forbearances or upon breach of the this Agreement, if there is any material adverse change in the financial condition of the Borrowers and Guarantors from their financial condition as of October 31, 2002, if bankruptcy or other insolvency proceedings are commenced by or against any of the Borrowers and Guarantors, or if any other floor plan lender or purchase money secured party undertakes any action which materially affects any of the Borrowers and Guarantors' assets or business operations.

                  2.2. WAIVER OF DEFAULT INTEREST. Provided no further default under the Loan Documents or a breach of this Agreement occurs and the Liabilities are paid in full on or before the Extension Date, Lender waives right to assess and collect default interest due to the defaults and failure to pay all sums when due on any prior Termination Date as defined in the Amended Loan Agreement.

                   ARTICLE III - AMENDMENTS TO LOAN DOCUMENTS

                  3.1. DEFINITIONS.

                       (a) The term "20,000,000" in Article III, Section 3.1 (a)
                  titled "Commitment" is changed to "18,165,899.00."

                       (b) However, this amount does not reflect the (i)
                  application of the remaining amount of the CD pledged by the Borrowers to Lender (approximately $515,000.00), which application is authorized by the November 1, 2002, forbearance extension letter agreement and reaffirmed hereby (the "CD Reduction"), or the (ii) $4.3MM Reduction (defined below). The CD Reduction and $4.3MM Reduction shall occur before or at the time of the execution of this Agreement.



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

                  3.2. FINANCIAL COVENANTS. From and after the date hereof,
Section 6.01 of the Amended and Restated Loan and Security Agreement is amended as follows:

         6.01.    FINANCIAL COVENANTS

                  (a) As of November 1, 2002, and at all times thereafter, on a consolidated basis, the Borrowers and the Subsidiaries shall maintain a minimum Tangible Net Worth of not to exceed negative $8,770,000.00.

                  (b) As of November 1, 2002, and at all times thereafter, on a consolidated basis, the Borrowers and the Subsidiaries shall maintain the ratio of current assets to current liabilities, determined in accordance with GAAP, at least equal to 0.85 to 1.00.

                  3.3. CAP ON LEASES AND SUBORDINATED DEBT. From and after the date hereof, Section 6.02 of the Amended and Restated Loan and Security Agreement is amended as follows:

         6.02. DEBT; OPERATING LEASES. Borrowers shall not incur, assume or be liable in any manner for any Debt, except (a) Debt under the Loan Papers and existing Debt shown on Exhibit A to the Amended and Restated Loan and Security Agreement (to the extent any such Debt listed in Exhibit A has been satisfied, neither the Borrowers nor Guarantors shall re-incur such Debt) or substitutions thereof subject to the limitations hereof and of Section 6.04; provided, however, County Line shall not incur said substitute Debt for new Inventory from any lender other than Lender absent full satisfaction of all sums due Lender from Advances to County Line , and, (b) excluding County Line (which is addressed below in Section 6.045), future Debt to another floor plan lender above the current amounts shown on Exhibit A incurred by a particular Borrower which is a Subsidiary to purchase Inventory solely for that particular Borrower; provided said additional Debt results in the complete and permanent reduction of the obligations of that particular Borrower to Lender under this Agreement, (c) Capital Leases and Debt incurred to acquire equipment used in Borrowers' business (including refinancing thereof), and Debt subordinated to repayment of amounts owing hereunder on terms satisfactory to Lender, and otherwise acceptable to Lender in its sole discretion in an aggregate amount in excess of $50,000.00, and (d) trade payables incurred and paid in the ordinary course of business. Borrowers and Guarantors shall not enter into or be a party to Operating Leases requiring total rental payments during any fiscal year in excess of fifty thousand dollars ($50,000.00) in the aggregate, including sale-leaseback transactions and other real estate leases.

         Notwithstanding the foregoing, Holiday RV may incur loans or advances, not in excess of the aggregate amount of $5,100,000 (including sums already advanced) from the Subordinated Creditor, Preferred Shareholder, AGI Holding or Stephen Adams under the Subordinated Credit Documents or otherwise, without the Bank's prior written consent. The sum of $1,600,000.00 was funded in March 2002, and thereafter the sum of $2,430,000.00 has been advanced such that as of this date only the amount of $70,000 is available to be advanced to Holiday RV under the restrictions of this provision.

                  3.4. Section 3.6 of the Third Amendment is amended as follows:

                       DIVIDENDS AND DISTRIBUTIONS; SUBORDINATION. Lender does not consent to the payment of dividends or other distributions to the holders of the Preferred Stock of the Parent (the "Preferred Dividends"), including but not limited to the Series A and Series AA-2 Preferred Stock, and no such Preferred Dividends or dividends or distributions to any other shareholder shall be paid pursuant to the Series A Purchase Agreement, Series A Other Agreements, Series AA-2 Purchase Agreement, Series AA-2 Other Agreements or otherwise during this forbearance extension period provided by this Agreement or until Lender has been paid in full in accordance with the Loan Documents, including this Agreement, except for ordinary course salary and benefits currently being paid to employees of the Borrowers or Guarantors. In addition, neither the Borrowers nor Guarantors shall make any other payments of any nature to the Subordinated Creditor, AGI Holding, the Preferred Shareholder or any other shareholder during this forbearance extension period provided by this Agreement or until Lender has been paid in full in accordance with the Loan Documents, including this Agreement, except to the extent a shareholder receives ordinary course salary and benefits currently being paid to employees of the Borrowers or Guarantors. Further, any disagreement, breach, default, or other dispute between or among any of the Borrowers, Guarantors, Subordinated Creditor, Preferred Shareholder, or AGI shall not affect in any way the rights of Lender under this Agreement or the other Loan Documents.

                  3.5. PERMANENT REDUCTION OF DEBT. For valuable consideration, including but not limited to the receipt of warrants and certain payments, AGI Holding and the Subordinated Creditor have agreed to make subordinated loans on certain terms and conditions to Holiday RV in the respective principal amounts of $3,300,000.00 and $1,000,000.00 (the "$4.3MM Reduction") which funds shall be used to permanently reduce the Liabilities to Lender under the Loan Documents. Upon the application of the $4.3MM Reduction and the CD Reduction, the amounts available to the Borrowers and Guarantors to borrow under the credit facility of the Loan Documents shall be reduced on a permanent basis by that amount, and they shall not be permitted to borrow any portion of that amount thereafter.

                         ARTICLE IV CONDITIONS PRECEDENT

                  4.1. GENERALLY.

                       In addition to the other conditions provided for herein, Lender's obligation to forbear or advance funds hereunder is subject to (a) Borrowers and Guarantors having satisfied (or caused the same to be satisfied or modified or waived by Lender in writing) the conditions contained in the November 1, 2002, signed forbearance extension letter agreement, and Lender has received all of the payments required thereby (Lender has agreed to accept a permanent reduction of the Liabilities in the amount of $4,300,000.00 in lieu of the letters of credit and/or guaranty of Stephen Adams as required by the November 1, 2002, letter agreement), (b) there being no material adverse change to the financial condition of Borrowers and Guarantors from October 31, 2002 through the Extension Date, (c) the Loan Documents and this Agreement remaining in full force and effect and the security interests created thereunder and hereunder remaining valid and perfected at all times, (d) the receipt by Lender on or before the time of execution of this Agreement of the written consent to this Agreement and the ratification of subordination from the Subordinated Creditor under the Intercreditor Agreement, (e) the receipt by Lender on or before the time of execution of this Agreement of the written consent to this Agreement by AGI Holding and its joinder to the Intercreditor Agreement with respect to any liabilities owed by any of the Borrowers or Guarantors under the Subordinated Credit Documents or otherwise, (f) the receipt by Lender on or before the time of execution of this Agreement of the joinder by the Preferred Shareholder and Stephen Adams, individually, to the Intercreditor Agreement with respect to any liabilities owed by any of the Borrowers or Guarantors under the Subordinated Credit Documents or otherwise; (g) the receipt by Lender on or before the time of execution of this Agreement of the written consent of the Preferred Shareholder and Stephen Adams, individually, for the Subordinated Equity Obligations, and if requested, the consent to this Agreement and subordination of the other holder of Series A Preferred Stock of Holiday RV, and
(h) the payment of the fees and costs of Lender's counsel incurred in connection with the preparation and negotiation of this Agreement. Any consent and joinder contemplated by this Agreement must be in the in the form and content acceptable to Lender. Upon or before the execution of this Agreement, the Borrowers and Guarantors shall have caused the $4.3MM Reduction and the CD Reduction to be made to Lender.

                           ARTICLE V - MISCELLANEOUS

                  5.1. LOAN FEES. In consideration of this Amendment, Borrowers and Guarantors shall pay to Lender a loan fee (the "Fee") of $200,000, payable as follows: (a) $50,000 shall be payable to Lender upon the execution and delivery to Lender of this Agreement; (b) $150,000 shall be payable to Lender on or before the Extension Date (the "Extension Date Fee"). All of the foregoing fees have been fully earned by Lender on the date hereof. Notwithstanding the foregoing, however, Lender agrees that if the Loan is repaid in full prior to the Extension Date, and no default hereunder has occurred and is continuing, Lender shall waive the Extension Date Fee. The payment of the Extension Date Fee is secured by Lender's lien in the Collateral.

                  5.2. ATTORNEY FEES AND COSTS. Borrowers and Guarantors agree to be liable for the actual attorneys' fees and expenses (including but not limited to audit fees, appraisals, security, receiver fees, inspection and collateral inspection and monitoring fees, and any other out-of-pocket expenses incurred by Lender in the administration, processing or monitoring of the credit facility) incurred by Lender: (a) from March 23, 2002 through the execution of this Agreement in connection with the defaults, negotiating, drafting, and closing this Agreement up to the amount of $ 20,000.00 ("Lender's Expenses"), and (b) after execution of this Agreement in connection with the enforcement of Lender's rights and remedies, including fees and expenses incurred in collecting or liquidating the Collateral. Borrowers and Guarantors agree to pay Lender's Expenses at the closing hereof or immediately upon billing by Lender.

                  5.3. JOINDER BY GUARANTORS. Guarantors consent to and join in this Agreement and agree to be bound by its terms and conditions.

                  5.4. BINDING EFFECT. This Agreement constitutes the entire understanding and agreement between the parties hereto, and shall be binding on the successors and assigns of each of Borrowers and Guarantors and shall inure to the benefit of Lender and its successors and assigns.

                  5.5. COUNTERPARTS. This Agreement may be executed in counterpart and each of the counterparts shall be effective and enforceable.

                  5.6. WAIVER OF JURY TRIAL. THE PARTIES HEREBY WAIVE ANY RIGHT TO JURY TRIAL WITH RESPECT TO ANY DISPUTE ARISING OUT OF THIS AGREEMENT AND AGREE THAT ANY LITIGATION ARISING OUT OF OR PERTAINING TO THIS AGREEMENT SHALL BE BROUGHT EXCLUSIVELY IN THE CIRCUIT COURT FOR HILLSBOROUGH COUNTY, FLORIDA EXCEPT WITH RESPECT TO ACTIONS REQUIRED TO BROUGHT IN THE JURISDICTION WHERE COLLATERAL IS LOCATED FOR PURPOSES OF ENFORCING RIGHTS AGAINST THAT COLLATERAL.

                  5.7. INDEMNIFICATION BY BORROWERS. BORROWERS AND GUARANTORS, JOINTLY AND SEVERALLY, AGREE TO INDEMNIFY, DEFEND AND HOLD HARMLESS LENDER, ITS AFFILIATES, AND ALL OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, REPRESENTATIVES, AGENTS, SUCCESSORS, ATTORNEYS AND ASSIGNS, FROM AND AGAINST ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, CLAIMS, COSTS, EXPENSES AND DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER WHICH MAY BE IMPOSED ON, INCURRED BY OR ASSERTED AGAINST ANY OF THEM IN ANY WAY RELATING TO OR ARISING OUT OF ANY LOAN PAPERS, ANY TRANSACTION RELATED HERETO OR THERETO, OR ANY ACT, OMISSION OR TRANSACTION OF ANY BORROWER, ANY SUBSIDIARY, ANY GUARANTOR OR ANY OF THEIR AFFILIATES, OR ANY OF THEIR DIRECTORS, OFFICERS, AGENTS, EMPLOYEES OR REPRESENTATIVES; PROVIDED, HOWEVER, THAT BORROWERS SHALL NOT INDEMNIFY, DEFEND AND HOLD HARMLESS ANY INDEMNIFIED PERSON FOR LOSSES OR DAMAGES THAT COMPANY PROVES WERE CAUSED BY SUCH PERSON'S WILLFUL MISCONDUCT, GROSS NEGLIGENCE OR OTHER NEGLIGENCE. LENDER SHALL NOT BE LIABLE TO ANY BORROWER OR ANY SUBSIDIARY OR ANY GUARANTOR FOR ANY CONSEQUENTIAL DAMAGES. This indemnity shall survive repayment of Borrowers' obligations to Lender.

                  5.8. BANKRUPTCY. AS A MATERIAL INDUCEMENT TO THE AGREEMENTS OF LENDER IN THIS AGREEMENT, BORROWERS AND GUARANTORS AGREE THAT IN THE EVENT THAT ANY BORROWER OR ANY GUARANTOR IS THE SUBJECT OF ANY INSOLVENCY, BANKRUPTCY, RECEIVERSHIP, DISSOLUTION, REORGANIZATION OR SIMILAR PROCEEDING, FEDERAL OR STATE, VOLUNTARY OR INVOLUNTARY, UNDER ANY PRESENT OR FUTURE LAW OR ACT, LENDER IS ENTITLED TO THE AUTOMATIC AND ABSOLUTE LIFTING OF ANY AUTOMATIC STAY AS TO

THE ENFORCEMENT OF ITS REMEDIES UNDER THIS AGREEMENT AGAINST ANY COLLATERAL OR SECURITY INTEREST GRANTED TO LENDER OR AGAINST ANY ACCOUNT OF ANY BORROWER OR ANY GUARANTOR INCLUDING SPECIFICALLY, BUT NOT LIMITED TO THE STAY IMPOSED BY
SECTION 362 OF THE UNITED STATES BANKRUPTCY CODE, AS AMENDED, OR ANY SIMILAR STATE LAW AND, TO ACCOMPLISH SUCH PURPOSES, BORROWERS AND GUARANTORS AGREE TO THE FULL EXTENT PERMITTED BY LAW NOT TO SEEK TO TAKE ADVANTAGE OF ANY APPRAISEMENT, VALUATION, STAY OR EXTENSION LAW NOW OR HEREAFTER IN FORCE, IN ORDER TO PREVENT OR HINDER THE ENFORCEMENT OF THIS AGREEMENT OR THE PROVISIONS OF THIS AGREEMENT. BORROWERS AND GUARANTORS HEREBY CONSENT TO THE IMMEDIATE LIFTING OF ANY SUCH AUTOMATIC STAY, AND WILL NOT CONTEST ANY MOTION BY LENDER TO LIFT SUCH STAY. BORROWERS AND GUARANTORS AGREE TO EXECUTE ALL DOCUMENTATION NECESSARY TO WAIVE OR PROVIDE FOR RELIEF FROM ANY STAY PROVISIONS UNDER ANY FEDERAL OR STATE LAW.

                  5.9. RELEASE OF CLAIMS. AS A MATERIAL INDUCEMENT TO THE AGREEMENTS OF LENDER IN THIS AGREEMENT, BORROWERS AND GUARANTORS, ON BEHALF OF ITSELF AND ITS SUCCESSORS AND ASSIGNS, DO HEREBY FULLY RELEASE AND FOREVER DISCHARGE LENDER, THEIR RESPECTIVE SUCCESSORS IN INTEREST, ASSIGNS, OFFICERS, DIRECTORS, STOCKHOLDERS, AGENTS, SERVANTS, EMPLOYEES, SUBSIDIARIES AND AFFILIATES, OF AND FROM ANY AND ALL PAST, PRESENT OR FUTURE CLAIMS, DEMANDS, OBLIGATIONS, ACTIONS, CAUSES OF ACTION, RIGHTS, DAMAGES, COSTS, EXPENSES AND COMPENSATION OF ANY NATURE WHATSOEVER, WHETHER BASED ON A TORT, CONTRACT, STATUTORY LIABILITY OR ANY OTHER THEORY OF RECOVERY, WHICH ANY BORROWER OR ANY GUARANTOR NOW HAS OR MAY HEREAFTER ACCRUE OR OTHERWISE ACQUIRE, FOR OR BY REASON OF ANY MATTER, CAUSE OR THING WHATSOEVER OCCURRING UP TO THE DATE OF THIS AGREEMENT.

                  5.10. POST-CLOSING REQUIREMENT. Borrowers or Guarantors shall cause Arc Capital to execute and deliver to Lender a consent to this Agreement in the form acceptable to Lender on or before November 18, 2002.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

                                    "BORROWERS"

                                HOLIDAY RV SUPERSTORES, INC.

                                By /s/ Marcus A. Lemonis
                                  ----------------------------------------------
                                    Name: Marcus A. Lemonis
                                         ------------------------------
                                    Title: CEO and President
                                          -----------------------------

                                HOLIDAY RV SUPERSTORES OF SOUTH CAROLINA, INC.

                                By /s/ Marcus A. Lemonis
                                       -----------------------------------------
                                    Name:  Marcus A. Lemonis
                                           ------------------------------
                                    Title: CEO and President
                                           -----------------------------


                                HOLIDAY RV SUPERSTORES WEST, INC.

                                By /s/ Marcus A. Lemonis
                                       -----------------------------------------
                                    Name:  Marcus A. Lemonis
                                           ------------------------------
                                    Title: CEO and President
                                           -----------------------------


                                HOLIDAY RV SUPERSTORES OF NEW MEXICO, INC.

                                By /s/ Marcus A. Lemonis
                                       -----------------------------------------
                                    Name:  Marcus A. Lemonis
                                           ------------------------------
                                    Title: CEO and President
                                           -----------------------------


                                COUNTY LINE SELECT CARS, INC.

                                By /s/ Marcus A. Lemonis
                                       -----------------------------------------
                                    Name:  Marcus A. Lemonis
                                           ------------------------------
                                    Title: CEO and President
                                           -----------------------------


                                HALL ENTERPRISES, INC.

                                By /s/ Marcus A. Lemonis
                                       -----------------------------------------
                                    Name:  Marcus A. Lemonis
                                           ------------------------------
                                    Title: CEO and President
                                           -----------------------------

                                    "GUARANTORS"


                                HOLIDAY RV RENTAL/LEASING, INC.

                                By /s/ Marcus A. Lemonis
                                       -----------------------------------------
                                    Name:  Marcus A. Lemonis
                                           ------------------------------
                                    Title: CEO and President
                                           -----------------------------

                                LITTLE VALLEY AUTO & RV SALES, INC.

                                By /s/ Marcus A. Lemonis
                                       -----------------------------------------
                                    Name:  Marcus A. Lemonis
                                           ------------------------------
                                    Title: CEO and President
                                           -----------------------------


                                HOLIDAY RV ASSURANCE SERVICE, INC., F/K/A
                                HOLIDAY RV ASSURANCE CORPORATION

                                By /s/ Marcus A. Lemonis
                                       -----------------------------------------
                                    Name:  Marcus A. Lemonis
                                           ------------------------------
                                    Title: CEO and President
                                           -----------------------------


                                RECREATION USA INSURANCE CORPORATION

                                By /s/ Marcus A. Lemonis
                                       -----------------------------------------
                                    Name:  Marcus A. Lemonis
                                           ------------------------------
                                    Title: CEO and President
                                           -----------------------------


                                HOLIDAY RV'S INSURANCE AGENCY, INC.

                                By /s/ Marcus A. Lemonis
                                       -----------------------------------------
                                    Name:  Marcus A. Lemonis
                                           ------------------------------
                                    Title: CEO and President
                                           -----------------------------

                                HALL ENTERPRISES, INC.

                                By /s/ Marcus A. Lemonis
                                       -----------------------------------------
                                    Name:  Marcus A. Lemonis
                                           ------------------------------
                                    Title: CEO and President
                                           -----------------------------

                                    "LENDER"

                                BANC OF AMERICA SPECIALTY FINANCE, INC.

                                By /s/ Gary A. Brown
                                   ---------------------------------------------

                                    Name:  Gary A. Brown
                                           ------------------------------

                                    Title: Sr. Vice President
                                           -----------------------------

                                BANK OF AMERICA, N.A.

                                By /s/ Gary A. Brown
                                   ---------------------------------------------

                                    Name:  Gary A. Brown
                                           ------------------------------

                                    Title: Sr. Vice President
                                           -----------------------------